UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  December 31, 2021

Item 1. Reports to Stockholders.

(a)

Annual Report

Terra Firma US Concentrated Realty Equity Fund
Institutional Class Shares (TFRIX)
Open Class Shares (TFREX)

December 31, 2021

Investment Adviser

Terra Firma Asset Management, LLC
75 Broadway Street, Suite 202
San Francisco, California 94111

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	11

STATEMENT OF ASSETS AND LIABILITIES	13

STATEMENT OF OPERATIONS	14

STATEMENTS OF CHANGES IN NET ASSETS	15

FINANCIAL HIGHLIGHTS	16

NOTES TO FINANCIAL STATEMENTS	18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	27

BASIS FOR TRUSTEES’
APPROVAL OF INVESTMENT ADVISORY AGREEMENT	28

NOTICE OF PRIVACY POLICY & PRACTICES	32

ADDITIONAL INFORMATION	33

Terra Firma US Concentrated Realty Equity Fund (the “Fund”)
2021 Commentary and 2022 Outlook

MARKET AND PORTFOLIO OVERVIEW

For the year ended December 31, 2021, Institutional Class shares of the Terra Firma US Concentrated Realty Fund (TFRIX) posted a total return of 49.85%, outperforming the MSCI USA IMI Core Real Estate Index (42.25%), the MSCI US REIT Index (43.06%) and the S&P 500 Index (28.71%) over the same period. This outperformance was driven primarily by sector allocation to the growth-oriented sectors of residential and specialized real estate investment trusts (REITs) and sector allocation underweights to the hotel and healthcare REIT sectors. Positive stock selection in the underweighted sectors of retail, healthcare and diversified REIT sectors also contributed to outperformance.

From a stock selection perspective, positions in iStar (Diversified), Brixmor Property Group, Inc. (Retail), and Prologis (Industrial) contributed most positively to relative performance. These companies benefited from strong business models that proved to be relatively immune to the economic disruption of the COVID-19 pandemic and rising inflation, while benefiting from an improving economy.  iStar continues to be in a strong position as it continues to institutionalize the ground lease structure throughout commercial real estate.  Meanwhile, Prologis is benefiting from pandemic and economic driven factors, including increased demand for home delivered goods (Industrial distribution facilities).  After a substantial upward re-rating based on the resilience of the open-air/community retail shopping centers, the Fund exited its position in Brixmor.

Positions in Americold Realty Trust (Cold Storage Industrial), Alexandria Real Estate Equities, Inc. (Life Sciences Office), and Equinix Inc. (Data Centers) detracted most from the Fund’s performance.  Americold suffered both a supply-chain driven reduction in demand as well as rapidly rising operating and labor costs. The Fund exited its Americold position in the third quarter of 2021.  Alexandria and Equinix, while continuing to post positive returns and enjoy positive fundamentals, detracted from performance as their premium valuations encouraged some investors to rotate funds from these growth-oriented ideas to more attractively priced, slower growing sectors.

2022 OUTLOOK

In 2022, we expect U.S. property market conditions to continue to recover from the negative effects of the economic disruptions from COVID-19, though conditions will vary by sector and periodic interruptions may persist as the spread of Omicron and potential additional variants continues.

Additionally, persistently high inflation and the Federal Reserve’s more hawkish stance leading to increased interest rates and reduced open market activity (“tapering”) will likely pose some new challenges for real estate fundamentals and capital markets.

We continue to be bullish on property sectors that have demand tailwinds somewhat independent from the economic cycle – infrastructure REITs that own cell towers and datacenters, manufactured home REITs, and self-storage REITs.  In addition, we favor sectors that are well positioned to grow rental income in a limited supply, inflationary economy – apartment REITs, single family rental REITs and industrial REITs.  We remain highly selective in the U.S. office sector, as return-to-work practices and tenant demand for newer product are expected to dramatically vary demand for office space by building vintage and location.  We also expect to maintain limited, albeit highly selective exposure to the lodging, retail and healthcare sectors, where valuations appear attractive, but fundamentals remain challenged.

In our opinion, U.S. REITs are well positioned for further economic disruptions, higher inflation, and moderately rising interest rates. REIT management teams have used flush capital markets to build balance sheets that are in very good condition, in our opinion. The typical REIT has a 4.5x fixed charge coverage with a weighted average debt term to maturity in excess of seven years. Further, due to increasing allocations to the real estate asset class, a strong economy, and the general view that the asset class is well positioned for inflationary environments, we believe many real estate companies will remain well positioned to access the debt and equity markets if accretive acquisition and development opportunities are available which could drive accelerated earnings growth and net asset value creation.

Looking to the supply side, construction activity (new supply) will likely remain at, or below, demand for at least 2-3 years, particularly in the wake of moderately rising interest rates and increased labor and construction costs. We expect landlords to maintain occupancy levels and modestly grow rents.

Despite potential near-term economic and capital markets uncertainity with the pivot by the Federal Reserve, the overall economic environment and health of the commercial real estate sector remains strong and hence our REIT investment outlook is both constructive and selective. With the average REIT trading at near underlying property NAV levels, and estimated year-over-year earnings growth of approximately 7% based on analysts’ estimates, we see opportunities to make attractive investments, particularly in sectors that historically prosper in an inflationary, rising interest rate environment. As U.S. REIT investors, we believe our Fund is well positioned for the current environment and anticipate selectively capitalizing on opportunities presented by near-term volatility and temporary mispricing.

One cannot invest directly in an index. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

The MSCI USA IMI Core Real Estate Index: The MSCI USA IMI Core Real Estate Index is a free float-adjusted market capitalization index that consists of large, mid, and small cap stocks engaged in the ownership, development and management of specific core property type real estate. The index excluded companies, such as real estate services and real estate finance companies, that do not own properties.

The MSCI US REIT Index: The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market. With 137 constituents, it represents about 99% of the US REIT universe and securities are classified under the Equity REITs Industry (under the Real Estate Sector) according to the Global Industry Classification Standard (GICS®), have core real estate exposure (i.e., only selected Specialized REITs are eligible) and carry REIT tax status.

S&P 500 Index: The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Short term performance in particular, is not a good indication of the fund’s future performance and an investment should not be made based solely on returns.

Sector composition financial data and analytics provider is FactSet. Opinions expressed are those of the Fund’s investment adviser, Terra Firma Asset Management, LLC, and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for full holdings information.

Must be preceded or accompanied by a prospectus.

Investing involves risk. Principal loss is possible. The Fund is a non-diversified fund, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investments in real estate companies and REITs involve unique risks, including limited financial resources, they may trade less frequently and in limited volume, and they may be more volatile than other securities. In addition, securities in the real estate sector are subject to certain risks associated with direct ownership of real estate and the risk that the value of their underlying real estate may go down. Investments in small and mid-sized companies have historically been subject to greater investment risk than large company stocks. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may use certain types of investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risk such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investments in foreign securities include the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. “Dividend Yield”, displayed as a percentage, is the amount of money a company pays shareholders for owning a share of its stock divided by its current stock price. “Net Asset Value” equals the estimated market value of a real estate company’s total assets minus the value of all liabilities, and is usually displayed as net asset value per share, which divides Net Asset Value by the number of common shares outstanding.

Quasar Distributors, LLC, distributor

Terra Firma US Concentrated Realty Equity Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs, (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Open Class shares only), and other Fund expenses (as applicable).  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Terra Firma US Concentrated Realty Equity Fund
Expense Example (Continued)
(Unaudited)

			Expenses Paid
	Beginning	Ending	During Period	Annualized
	Account Value	Account Value	July 1, 2021 –	Expense
	July 1, 2021	December 31, 2021	December 31, 2021*	Ratio
Institutional Class Shares
Actual	$1,000.00	$1,225.80	$5.61	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

Open Class Shares
Actual	$1,000.00	$1,223.70	$7.01	1.25%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.90	$6.36	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Terra Firma US Concentrated Realty Equity Fund
Investment Highlights
(Unaudited)

The primary investment objective of the Fund is long-term capital appreciation, with current income, including interest and dividends from portfolio securities, as a secondary objective. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities (including common, convertible and preferred stocks) of U.S. Realty Companies and synthetic instruments related to U.S. Realty Companies. “Realty Companies” are real estate-related companies of any size and include real estate investment trusts (“REITs”), real estate operating or service companies and companies in the home building, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate). The Fund’s allocation of portfolio holdings as of December 31, 2021 was as follows:

Portfolio Allocation
(% of Investments)

Continued

Terra Firma US Concentrated Realty Equity Fund
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns – As of December 31, 2021

	One	Five	Ten
	Year	Year	Year
Terra Firma US Concentrated
Realty Equity Fund –
Institutional Class(1)(3)	49.85%	13.11%	12.17%
Open Class(2)(3)	49.44%	12.81%	11.88%
MSCI US REIT Index	43.06%	10.78%	11.32%
MSCI USA IMI Core
Real Estate Index	42.25%	9.48%	10.21%

(1)
Performance figures for Institutional Class shares and Open Class shares reflect the historical performance of the then-existing shares (Institutional Shares and Open Shares) of the Lazard US Realty Equity Portfolio (the “Predecessor Portfolio”) (the predecessor to the Fund, for which Lazard Asset Management LLC served as the investment adviser), a series of The Lazard Funds, Inc., for periods from September 26, 2011 to June 19, 2020.

(2)
Performance figures for Open Class shares also reflect the historical performance of the then-existing shares (Class A shares) of the predecessor fund to the Predecessor Portfolio, the Grubb & Ellis AGA U.S. Realty Fund (the “Predecessor Fund”) (for which Grubb & Ellis Alesco Global Advisors, LLC served as the investment adviser), for periods prior to September 26, 2011.

(3)	Excluding litigation proceeds the total return would have been 46.27% for the Institutional Class shares and 46.00% for the Open Class shares.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-844-40TERRA (1-844-408-3772).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The following graphs do not reflect any future performance.

The MSCI USA IMI Core Real Estate Index is a free float-adjusted market capitalization index that consists of large, mid and small cap stocks engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market. With 142 constituents, it represents about 99% of the US REIT universe and securities are classified under the Equity REITs Industry (under the Real Estate Sector) according to the Global Industry Classification Standard (GICS®), have core real estate exposure (i.e., only selected Specialized REITs are eligible) and carry REIT tax status. One cannot invest directly in an index.

Continued

Terra Firma US Concentrated Realty Equity Fund
Investment Highlights (Continued)
(Unaudited)

Terra Firma US Concentrated Realty Equity Fund – Institutional Class

Terra Firma US Concentrated Realty Equity Fund – Open Class

Terra Firma US Concentrated Realty Equity Fund

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS – 2.00%

Traveler Accommodation – 2.00%
Hilton Worldwide Holdings, Inc. (a)	5,357	$835,638
TOTAL COMMON STOCKS (Cost $565,158)		835,638

REAL ESTATE INVESTMENT TRUSTS – 95.37%

Lessors of Real Estate – 83.10%
American Homes 4 Rent	31,811	1,387,278
American Tower Corp.	7,021	2,053,642
AvalonBay Communities, Inc.	6,891	1,740,598
Boston Properties, Inc.	2,900	334,022
Camden Property Trust	5,700	1,018,476
Crown Castle International Corp.	4,561	952,063
Duke Realty Corp.	20,500	1,345,620
Equinix, Inc.	4,555	3,852,801
Equity LifeStyle Properties, Inc.	14,057	1,232,237
Essex Property Trust, Inc.	6,649	2,341,977
Federal Realty Investment Trust	9,600	1,308,672
Healthpeak Properties, Inc.	39,307	1,418,590
Hudson Pacific Properties, Inc.	16,630	410,927
iStar, Inc.	53,307	1,376,920
Mid-America Apartment Communities, Inc.	2,750	630,960
Prologis, Inc.	29,964	5,044,739
Public Storage	6,622	2,480,336
SBA Communications Corp.	2,665	1,036,738
Simon Property Group, Inc.	13,931	2,225,756
Sun Communities, Inc.	5,713	1,199,559
VICI Properties, Inc.	47,746	1,437,632
		34,829,543

Offices of Real Estate Agents and Brokers – 9.90%
Alexandria Real Estate Equities, Inc.	10,530	2,347,769
Invitation Homes, Inc.	39,734	1,801,539
		4,149,308

Other Professional, Scientific, and Technical Services – 2.37%
Extra Space Storage, Inc.	4,376	992,171
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $23,960,633)		39,971,022

The accompanying notes are an integral part of these financial statements.

Terra Firma US Concentrated Realty Equity Fund

Schedule of Investments (Continued)

December 31, 2021

	Shares	Value
SHORT-TERM INVESTMENTS – 2.66%
U.S. Bank Money Market Deposit Account, 0.500% (b)	1,116,715	$1,116,715
TOTAL SHORT-TERM INVESTMENTS (Cost $1,116,715)		1,116,715
Total Investments (Cost $25,642,506) – 100.03%		41,923,375
Liabilities in Excess of Other Assets – (0.03)%		(14,360)
TOTAL NET ASSETS – 100.00%		$41,909,015

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Seven day yield as of December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Terra Firma US Concentrated Realty Equity Fund

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments, at value (cost $25,642,506)	$41,923,375
Receivables:
Dividends and interest	91,593
Fund shares receivable	38,250
From Adviser	1,551
Other assets	20,978
Total assets	42,075,747

Liabilities
Payables:
Distribution fees	69,718
To affiliates	37,405
To auditor	20,918
Fund shares redeemed	20,444
Due to custodian	154
Accrued expenses and other liabilities	18,093
Total liabilities	166,732
Net Assets	$41,909,015

Net assets consist of:
Paid-in capital	$25,788,920
Total distributable earnings	16,120,095
Net Assets	$41,909,015

Institutional Class Shares:
Net assets	$9,616,227
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	382,727
Net asset value, offering and redemption price per share	$25.13

Open Class Shares:
Net assets	$32,292,788
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,281,834
Net asset value, offering and redemption price per share	$25.19

The accompanying notes are an integral part of these financial statements.

Terra Firma US Concentrated Realty Equity Fund

Statement of Operations

For The Year Ended December 31, 2021

Investment Income
Dividends	$512,328
Investment interest income	5
Total Investment Income	512,333

Expenses
Management fees	255,027
Service provider fees and expenses	185,369
Distribution fees – Open Class Shares	65,379
Federal and state registration fees	41,721
Legal fees	26,918
Audit and tax fees	26,306
Trustees’ fees and expenses	13,067
Transfer agent fees and expenses	9,089
Insurance expense	5,991
Reports to shareholders	2,145
Administration and accounting fees	1,555
Other expenses	4,200
Total Expenses	636,767
Less waivers and reimbursements by Adviser (Note 4)	(231,352)
Net Expenses	405,415

Net Investment Income	106,918

Realized and Unrealized Gain on Investments
Net realized gain on investments(1)	3,067,952

Net change in unrealized appreciation on investments	10,633,831

Net Realized and Unrealized Gain on Investments	13,701,783
Net Increase in Net Assets from Operations	$13,808,701

(1)	Includes litigation proceeds of $971,844.

The accompanying notes are an integral part of these financial statements.

Terra Firma US Concentrated Realty Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
From Operations
Net investment income	$106,918	$426,951
Net realized gain (loss) on investments	3,067,952	(1,775,727)
Net change in unrealized
appreciation (depreciation) on investments	10,633,831	(1,648,748)
Net increase (decrease) in net assets
resulting from operations	13,808,701	(2,997,524)

From Distributions
Net dividends and distributions – Institutional Class	(212,395)	(371,141)
Net dividends and distributions – Open Class	(651,713)	(1,249,945)
Net decrease in net assets resulting
from dividend and distributions paid	(864,108)	(1,621,086)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	289,965	168,176
Proceeds from shares sold – Open Class	2,960,255	317,405
Net asset value of shares issued
to shareholders in payment of
distributions declared – Institutional Class	208,440	363,276
Net asset value of shares issued
to shareholders in payment of
distributions declared – Open Class	642,838	1,230,423
Payment for shares redeemed – Institutional Class	(609,049)	(3,904,362)
Payment for shares redeemed – Open Class	(4,241,563)	(7,962,583)
Net decrease in net assets
from capital share transactions	(749,114)	(9,787,665)
Total Increase (Decrease) in Net Assets	12,195,479	(14,406,275)

Net Assets
Beginning of year	29,713,536	44,119,811
End of year	$41,909,015	$29,713,536

The accompanying notes are an integral part of these financial statements.

Terra Firma US Concentrated Realty Equity Fund

Financial Highlights

Institutional Class

	Year Ended December 31,
	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Year	$17.17		$18.97	$16.69	$18.85	$19.37

Income (loss) from
investment operations:
Net investment income(1)	0.11		0.24	0.29	0.28	0.31
Net realized and
unrealized gain (loss)	8.43		(1.07)	4.62	(1.74)	1.18
Total from investment operations	8.54		(0.83)	4.91	(1.46)	1.49

Less distributions:
From net investment income	(0.43)		—	(0.47)	(0.32)	(0.37)
From net realized gains	(0.15)		(0.97)	(2.16)	(0.38)	(1.64)
Total distributions paid	(0.58)		(0.97)	(2.63)	(0.70)	(2.01)
Net Asset Value, End of Year	$25.13		$17.17	$18.97	$16.69	$18.85
Total Return(2)	49.85	%(3)	-4.31%	29.73%	-7.77%	7.93%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,616		$6,735	$11,255	$15,715	$18,724
Ratios of expenses to average net assets:
After waivers and
reimbursements of expenses	1.00%		1.00%	1.00%	1.00%	1.02%
Before waivers and
reimbursements of expenses	1.68%		1.42%	1.18%	1.09%	1.09%
Ratio of net investment income (loss)
to average net assets	(0.17)%		1.03%	1.46%	1.56%	1.55%
Portfolio turnover rate	20%		29%	19%	52%	32%

(1)	Net investment income has been computed using the average shares method.
(2)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(3)	Net realized and unrealized gain (loss) includes litigation proceeds which amounted to $0.58 per share, excluding these litigation proceeds, the total return would have been 46.27%

The accompanying notes are an integral part of these financial statements.

Terra Firma US Concentrated Realty Equity Fund

Financial Highlights

Open Class

	Year Ended December 31,
	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Year	$17.22		$19.08	$16.77	$18.94	$19.44

Income (loss) from
investment operations:
Net investment income(1)	0.05		0.21	0.24	0.23	0.25
Net realized and
unrealized gain (loss)	8.44		(1.10)	4.65	(1.75)	1.20
Total from investment operations	8.49		(0.89)	4.89	(1.52)	1.45

Less distributions:
From net investment income	(0.37)		—	(0.42)	(0.27)	(0.31)
From net realized gains	(0.15)		(0.97)	(2.16)	(0.38)	(1.64)
Total distributions paid	(0.52)		(0.97)	(2.58)	(0.65)	(1.95)
Net Asset Value, End of Year	$25.19		$17.22	$19.08	$16.77	$18.94
Total Return(2)	49.44	%(3)	-4.60%	29.42%	-8.06%	7.69%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32,293		$22,979	$32,864	$43,946	$47,811
Ratios of expenses to average net assets:
After waivers and
reimbursements of expenses	1.25%		1.25%	1.27%	1.29%	1.30%
Before waivers and
reimbursements of expenses	1.93%		1.64%	1.38%	1.29%	1.30%
Ratio of net investment income (loss)
to average net assets	(0.42)%		0.86%	1.23%	1.27%	1.24%
Portfolio turnover rate	20%		29%	19%	52%	32%

(1)	Net investment income (loss) has been computed using the average shares method.
(2)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(3)	Net realized and unrealized gain (loss) includes litigation proceeds which amounted to $0.59 per share, excluding these litigation proceeds, the total return would have been 46.00%.

The accompanying notes are an integral part of these financial statements.

Terra Firma US Concentrated Realty Equity Fund
Notes to Financial Statements
December 31, 2021

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Terra Firma US Concentrated Realty Equity Fund (the “Fund”) represents a distinct non-diversified series with its own investment objective and policies within the Trust. The investment objective of the Fund is to achieve long-term capital appreciation, with current income, including interest and dividends from portfolio securities, as a secondary objective. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Fund currently offers Institutional Class shares and Open Class shares. Institutional Class shares and Open Class shares are made available through investment advisers, banks, trust companies or authorized representatives without a sales charge. Open Class shares are subject to a 0.25% distribution fee under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Institutional Class shares are not subject to a distribution fee.

Pursuant to a tax-free reorganization that took place after the close of business on June 19, 2020 (the “Reorganization”), the Fund is the successor to the Lazard US Realty Equity Portfolio, a series of The Lazard Funds, Inc. (the “Predecessor Portfolio”). The Predecessor Portfolio had substantially the same investment objectives, strategies and policies as the Fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies”.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked

Terra Firma US Concentrated Realty Equity Fund
Notes to Financial Statements (Continued)
December 31, 2021

prices at the close of the exchange on such day or (ii) the latest sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the counter markets as published by a pricing service.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined. Money market mutual funds are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Terra Firma US Concentrated Realty Equity Fund
Notes to Financial Statements (Continued)
December 31, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$835,638	$—	$—	$835,638
Real Estate
Investment Trusts	39,971,022	—	—	39,971,022
Short-Term Investments	1,116,715	—	—	1,116,715
Total Investments	$41,923,375	$—	$—	$41,923,375

For further detail on each asset class, see Schedule of Investments.

The Fund measures Level 3 activity as of the end of the period. For the year ended December 31, 2021, the Fund did not have any significant unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

The Fund did not hold financial derivative instruments during the reporting period.

(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended December 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The

Terra Firma US Concentrated Realty Equity Fund
Notes to Financial Statements (Continued)
December 31, 2021

Fund is not subject to examination by U.S. taxing authorities for tax periods prior to the year ended December 31, 2018.

(d) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually, typically during the month of December. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Fund may make additional distributions if it deems it desirable at another time during the year. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or NAV per share.

Because the Real Estate Investment Trusts (“REITs”) in which the Fund invests do not provide complete information about the taxability of their distributions until after the calendar year-end, the Fund may not be able to determine how much of its distributions are taxable to shareholders until after the January 31st deadline for issuing Form 1099-DIV. As a result, the Fund may request permission from the Internal Revenue Service each year for an extension of time to issue Form 1099-DIV until February 28th.

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(g) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of the Open Class shares. Expenses associated with a specific series in the

Terra Firma US Concentrated Realty Equity Fund
Notes to Financial Statements (Continued)
December 31, 2021

Trust are charged to that series. Expenses are recognized on an accrual basis. Common Trust expenses are typically allocated evenly between the series of the Trust, or by other equitable means.

(h) Proceeds from litigation

The Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in net realized gain if the security has been disposed of by the Fund or in net change in unrealized appreciation if the security is still held by the Fund. For the year ended December 31, 2021, the Fund recorded $971,844 in litigation proceeds in net realized gain on investments.

(i) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from the Fund’s investments in REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Fund uses estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from the REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Changes to estimates will be recorded in the period they are known. The distributions received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations. The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

3.	Federal Tax Matters

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020, were as follows:

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Distributions paid from:
Ordinary Income(1)	$864,108	$—
Long-Term Capital Gain	—	1,621,086
Total Distributions paid	$864,108	$1,621,086

(1) Ordinary Income includes short-term capital gains.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and

Terra Firma US Concentrated Realty Equity Fund
Notes to Financial Statements (Continued)
December 31, 2021

profits of the Fund related to net capital gain to zero for the tax years ended December 31, 2021 and December 31, 2020.

As of December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investment for Federal income tax purposes	$25,824,042
Gross tax unrealized appreciation	16,467,054
Gross tax unrealized depreciation	(367,721)
Net tax unrealized appreciation	16,099,333
Undistributed ordinary income	20,762
Undistributed long-term capital gain	—
Total accumulated gains	20,762
Other accumulated gain/(loss)	—
Total distributable earnings	$16,120,095

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales.

The Fund utilized $2,599,760 of capital loss carryovers during the fiscal year ended December 31, 2021.

At December 31, 2021, the Fund had capital loss carryovers of $15,450,512 which have an unlimited carryover period. The entire $15,450,512 is subject to certain change-of-ownership rules and can be utilized subject to an annual limitation of $520,440 a year. To the extent the Fund realizes future capital gains, taxable distributions will be first offset by any available capital loss carryovers in such year.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended December 31, 2021, the following table shows the reclassifications made:

Paid in Capital	Total Distributable Earnings
$520,440	$(520,440)

4.	Investment Adviser

The Trust entered into an Investment Advisory Agreement (the “Agreement”) with Terra Firma Asset Management, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at an annual rate 0.75% of the Fund’s average daily net assets payable on a monthly basis.

The Adviser has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that the total amount of the Fund’s operating expenses (exclusive of any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in

Terra Firma US Concentrated Realty Equity Fund
Notes to Financial Statements (Continued)
December 31, 2021

connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, acquired fund fees and expenses, dividends or interest expenses on short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average net assets, through at least May 1, 2030, and subject thereafter to annual re-approval of the agreement by the Board of Trustees.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the expense limitation in place at the time of the waiver or reimbursement; or (2) the expense limitation in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three-year period from the date of the waiver or reimbursement. The following table shows the waivers per class that are subject to potential recovery expiring on:

	Institutional Class	Open Class
December 31, 2023	$20,703	$ 69,370
December 31, 2024	$53,424	$177,928

5.	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”), the Fund’s distributor and principal underwriter. Pursuant to the 12b-1 Plan, the Distributor receives a distribution fee of 0.25% of the average daily net assets of the Open Class shares for services to prospective Fund shareholders and distribution of Fund shares. As of and during the year ended December 31, 2021, the Fund accrued, and owed expenses related to the 12b-1 Plan as presented in the Statement of Operations and Statement of Assets and Liabilities, respectively, as follows:

	Fees Expensed	Fees Owed
Open Shares	$65,379	$69,718

6.	Related Party Transactions

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an “Administration Agreement”. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the fund accountant and transfer agent to the Fund. The Trust’s Chief Compliance Officer is also an employee of Fund Services. U.S. Bank National Association (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. During the year ended December 31, 2021, the Fund incurred expenses of $196,013 related to the Administration Agreement, Transfer Agent Agreement, Fund Accounting Agreement and Custody Agreement.  As of December 31, 2021, $37,405 was owed to Fund Services and U.S. Bank.

Terra Firma US Concentrated Realty Equity Fund
Notes to Financial Statements (Continued)
December 31, 2021

The Fund also has a line of credit with U.S. Bank (see Note 9).

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

7.	Capital Share Transactions

Transaction in shares of the Fund were as follows:

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Institutional Class
Shares sold	12,612	10,372
Shares reinvested	8,653	21,356
Shares redeemed	(30,756)	(232,713)
Net decrease	(9,491)	(200,985)

Open Class
Shares sold	126,235	18,465
Shares reinvested	26,612	72,081
Shares redeemed	(205,293)	(478,638)
Net decrease	(52,446)	(388,092)

8.	Investment Transaction

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended December 31, 2021, were $6,840,703 and $7,791,686, respectively. There were no purchases or sales of U.S. government securities for the Fund.

9.	Line of Credit

The Fund has a line of credit with maximum borrowing for the lesser of 20% of the fair value of unencumbered net assets of the Fund or $6,000,000, which expires on August 6, 2022. This line of credit is intended to provide short-term financing, if necessary, in connection with shareholder redemptions, and subject to certain restrictions and is secured by the Fund’s investments. Interest was accrued at the prime rate at the time of the loan (3.25%). The credit facility is with the Fund’s custodian, U.S. Bank. The Fund did not borrow on the line of credit during the year ended December 31, 2021.

10.	Recent Market Events

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While several countries, including the U.S., have begun to lift public health

Terra Firma US Concentrated Realty Equity Fund
Notes to Financial Statements (Continued)
December 31, 2021

restrictions in efforts to reopen their respective economies, the outbreak of new variants has led to the renewal of health mandates by local governments and businesses, event cancellations and additional travel restrictions, supply chain shortages, cessation of return-to-office plans and an overall economic slowdown. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time.  Uncertainties regarding inflation, interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

11.	Subsequent Events

The Fund has evaluated events and transactions that have occurred subsequent to December 31, 2021 and determined there were no subsequent events that would require recognition or disclosure in financial statements.

Terra Firma US Concentrated Realty Equity Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of Terra Firma US Concentrated Realty Equity Fund
and the Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Terra Firma US Concentrated Realty Equity Fund (the “Fund”), a portfolio of the diversified series constituting Trust for Professional Managers, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 28, 2022

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

Terra Firma US Concentrated Realty Equity Fund
Basis For Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2021 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Terra Firma US Concentrated Realty Equity Fund (the “Fund”), a series of the Trust, and Terra Firma Asset Management, LLC (“Terra Firma”), the Fund’s investment adviser.  The Trustees also met at a prior meeting held on June 23, 2021 (the “June 23, 2021 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, biographical information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2022.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Jay P. Leupp and Christopher J. Hartung, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year the Adviser had participated in a Trust board meeting to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and

Terra Firma US Concentrated Realty Equity Fund
Basis For Trustees’ Approval of Investment Advisory Agreement
(Continued)

they considered the brokerage practices of the Adviser.  The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan in response to the novel coronavirus (COVID-19) pandemic and challenges to day-to-day operations.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2021.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Institutional Class shares of the Fund on both an absolute basis and in comparison to a benchmark index (the MSCI US REIT Index) and compared the Open Class shares of the Fund to a peer group of U.S. open-end real estate funds in the Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted the Adviser did not manage any other accounts with the same or similar investment strategies as the Fund.

The Trustees noted the performance of the Open Class shares of the Fund for each of the quarter, one-year and three-year periods ended March 31, 2021 was below that of the Morningstar Peer Group median.  The Trustees noted the performance of the Open Class shares of the Fund for the five-year period ended March 31, 2021 was equal to that of the Morningstar Peer Group median and the performance for the ten-year period ended March 31, 2021 was above that of the Morningstar Peer Group median.  The Trustees noted that for the quarter and one-year periods ended March 31, 2021, the Institutional Class shares of the Fund underperformed the MSCI US REIT Index.  The Trustees further noted that for the three-year, five-year and since inception periods ended March 31, 2021, the Institutional Class shares of the Fund outperformed the MSCI US REIT Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group

Terra Firma US Concentrated Realty Equity Fund
Basis For Trustees’ Approval of Investment Advisory Agreement
(Continued)

selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group, as well as any fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser provided subsidies for the Fund’s operations in the form of management fee waivers and expense reimbursements since its reorganization into the Trust and has not yet fully recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser with respect to the Fund, as well as the Fund’s brokerage practices, noting the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 23, 2021 meeting and the August 4, 2021 meeting at which the Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.75% was above the Morningstar Peer Group average of 0.74%.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements and excluding Rule 12b-1 fees) of 1.00% for Open Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.02%.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Fund was not profitable to the Adviser, but the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operation.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers, expense reimbursements and potential recoupments by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

Terra Firma US Concentrated Realty Equity Fund
Basis For Trustees’ Approval of Investment Advisory Agreement
(Continued)

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage practices of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Agreement for an additional term ending August 31, 2022 as being in the best interests of the Fund and its shareholders.

Terra Firma US Concentrated Realty Equity Fund
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Terra Firma US Concentrated Realty Equity Fund
Additional Information
(Unaudited)

Tax Information

The Fund designated 5.04% of its ordinary income distribution for the year ended December 31, 2021, as qualified dividend income under the jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2021, 5.04% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the year ended December 31, 2021, the percentage of taxable ordinary income distributions that are designed as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fund was 38.87%.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-844-408-3772.

Independent Trustees

Other
		Term of	Number of		Directorships
		Office and	Portfolios	Principal	Held by
Name,	Position(s)	Length	in Trust	Occupation(s)	Trustee
Address and	Held with	of Time	Overseen	During the	During the
Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Michael D.	Trustee	Indefinite	24	Professor	Independent
Akers, Ph.D.		Term; Since		Emeritus,	Trustee, USA
615 E. Michigan St.		August 22,		Department of	MUTUALS
Milwaukee, WI 53202		2001		Accounting (June	(an open-end
Year of Birth: 1955				2019–Present),	investment
				Professor,	company)
				Department	(2001–2021).
of Accounting
(2004–May 2019),
Chair, Department
of Accounting
(2004–2017),
Marquette University.

Terra Firma US Concentrated Realty Equity Fund
Additional Information (Continued)
(Unaudited)

Other
		Term of	Number of		Directorships
		Office and	Portfolios	Principal	Held by
Name,	Position(s)	Length	in Trust	Occupation(s)	Trustee
Address and	Held with	of Time	Overseen	During the	During the
Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Gary A. Drska	Trustee	Indefinite	24	Retired; Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–2021).	investment
company)
(2001–2021).

Interested Trustee and Officers
Joseph C. Neuberger*	Chairperson	Indefinite	24	President (2017–	Trustee, Buffalo
615 E. Michigan St.	and Trustee	Term; Since		present), Chief	Funds (an open-
Milwaukee, WI 53202		August 22,		Operating Officer	end investment
Year of Birth: 1962		2001		(2016–2020),	company)
				Executive Vice	(2003–2017);
				President (1994–	Trustee, USA
				2017), U.S.	MUTUALS
				Bancorp Fund	(an open-end
				Services, LLC.	investment
company)
(2001–2018).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Principal	January 24,		Fund Services,
Year of Birth: 1957	Executive	2013		LLC (2004–
	Officer			present).

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

Terra Firma US Concentrated Realty Equity Fund
Additional Information (Continued)
(Unaudited)

Other
		Term of	Number of		Directorships
		Office and	Portfolios	Principal	Held by
Name,	Position(s)	Length	in Trust	Occupation(s)	Trustee
Address and	Held with	of Time	Overseen	During the	During the
Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Treasurer	January 24,		Fund Services,
Year of Birth: 1974	and	2013		LLC (2002–
	Principal			present).
Financial
and
Accounting
Officer

Deanna B. Marotz	Chief	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	Compliance	Term; Since		President, U.S.
Milwaukee, WI 53202	Officer,	October 21,		Bancorp Fund
Year of Birth: 1965	Senior Vice	2021		Services, LLC
	President			(2021-present);
	and			Chief Compliance
	Anti-Money			Officer,
	Laundering			Keeley-Teton
	Officer			Advisors, LLC and
Teton Advisors, Inc
(2017-2021); Chief
Compliance Officer,
Keeley Asset
Management Corp.
(2015-2017).

Terra Firma US Concentrated Realty Equity Fund
Additional Information (Continued)
(Unaudited)

Other
		Term of	Number of		Directorships
		Office and	Portfolios	Principal	Held by
Name,	Position(s)	Length	in Trust	Occupation(s)	Trustee
Address and	Held with	of Time	Overseen	During the	During the
Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		July 22,		Bancorp Fund
Year of Birth: 1970		2019		Services, LLC
(2019–present);
Partner, Practus,
LLP (2018–2019);
Counsel, Drinker
Biddle & Reath, LLP
(2016–2018).

Kelly A. Strauss	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-844-408-3772. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-844-408-3772, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Fund’s filings on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Fund toll-free at 1-844-408-3772 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Investment Adviser
Terra Firma Asset Management, LLC
75 Broadway Street, Suite 202
San Francisco, California 94111

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, National Association
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

(b) Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on September 2, 2020.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael D. Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
(a) Audit Fees	$20,600	$20,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$5,750	$6,800
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j)  Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
 (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2020.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*  /s/ John Buckel
          John Buckel, President

Date  3/1/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ John Buckel
          John Buckel, President

Date  3/1/22

By (Signature and Title)*  /s/ Jennifer Lima
           Jennifer Lima, Treasurer

Date  3/1/22

* Print the name and title of each signing officer under his or her signature.